SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2005

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 12, 2005, Mr. Harmel S. Rayat, a current director, was appointed to the position of president and chief executive officer of PhytoMedical Technologies, Inc.  Mr. Rayat, a majority shareholder, will also assume the position of Chief Financial Officer and Principal Accounting Officer. Mr. Indy Panchi, the Company’s former president and CEO, will remain on as a director.

Mr. Rayat has been in the brokerage and venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provided financial consulting services to a wide range of emerging growth corporations.

Between April 2001 through January 2002, Mr. Rayat acted as an independent consultant advising small corporations and since January 2002, he has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations.

Mr. Rayat has served, and continues to serve, as a director, executive officer and majority shareholder of a number of publicly traded and privately held corporations. Because Mr. Rayat will continue to engage in other activities, he will not be devoting his full-time and efforts to our business affairs.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On August 12, 2005, PhytoMedical Technologies, Inc. issued a news release to announce the appointment of Mr. Harmel S. Rayat, a current director, to the position of president and chief executive officer of PhytoMedical Technologies.   This news release, dated August 12, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated August 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

President and CEO

Date: August 16, 2005

EXHIBIT 99.1

PhytoMedical Announces Appointment of New President and CEO.

Vancouver, BC – August 12, 2005 – PhytoMedical Technologies, Inc. (Symbol: PYTO), an early stage research based biopharmaceutical company focused on the identification, development, and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds, today announced the appointment of Mr. Harmel S. Rayat, a current director, to the position of president and chief executive officer of PhytoMedical Technologies.

“As a result of Mr. Rayat’s efforts on our behalf, we have been able to enter into a $10 million common stock purchase agreement with Fusion Capital,” states Mr. Indy Panchi, the Company’s former president and CEO, who remains on as a director. “This funding not only permits us to fully complete our existing research and development programs, but also allow us to establish broader business and research objectives to facilitate our goal to commercialize pharmaceutically approved products for diabetes and cachexia. We look forward to continued progress under Mr. Rayat’s leadership as our new president and chief executive officer.” Mr. Rayat, the Company’s founder, a director and majority shareholder, will also assume the position of Chief Financial Officer and Principal Accounting Officer. PhytoMedical will seek to augment its executive management team with the addition of other qualified individuals.

Commenting on his appointment, Mr. Rayat states, “We’ve arrived at this point in our corporate life as a direct result of the tireless work of our collaborating scientists, Drs. Richard Anderson, Heping Cao and  John Striffler, the ongoing support and hard work of our administrative staff, Jeet Sidhu, Jay Bhogal, Ranjit Bhogal, and Karley Smith, our shareholders communications representative; and, of course, the guidance of our scientific advisory board members. Now, I’m delighted to have the opportunity of leading our Company through the next phase of development, which I regard as being one of the most exciting for our shareholders and, we hope, most meaningful for the millions that suffer from diabetes or cachexia.

“Over a ten year period, a group of scientists led by Dr. Anderson, our lead collaborating scientist, isolated and characterized several polyphenolic compounds from cinnamon bark that increase sugar metabolism by a factor of 20 in test tube assays,” Mr. Rayat states. “A further human study published in Diabetes Care showed that as little as one gram a day of cinnamon – one-fourth of a teaspoon twice a day – can lower blood sugar by an average of 18 to 29 percent. These compounds increase insulin sensitivity by activating key enzymes that stimulate insulin receptors while inhibiting the enzymes that deactivate them.”

Mr. Rayat continues, “Already, the potential of this cinnamon based diabetes research has been the subject of hundreds of media stories, ranging from Forbes, Time Magazine, New York Daily News, The Boston Globe, New Scientist and many more. Our goal now is to synthesize the active components found in cinnamon, and characterize their beneficial effects in cell culture systems, animals and ultimately humans. Eventually, we hope to make available a clinically approved product that could be easily ingested as a pill or added to soft drinks or other liquids, with the end result being lower blood sugar levels through more efficient use of insulin.”

“Additionally, we’re also excited to be working to isolate and identify potentially active pharmacological elements found in an extract of the muira puama plant, which we refer to as BDC-03, that we believe are responsible for reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in a study of growing animals,” states Mr. Rayat. “For obese or overweight individuals, BDC-03’s potential capacity to decrease the deposition of fat and lower cholesterol would be a vitally important therapeutic outcome. However, we believe its prospective ability to induce overall weight gain in the form of lean muscle mass may ultimately prove to be its most important attribute for individuals suffering from cachexia, a condition characterized by dramatic weight loss that afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients. Sadly, and what many people are not aware of, is that half of all cancer related deaths are a result of cachexia, not the cancer itself. Ascertaining BDC-03’s potential applicability in this area is one of the key goals of our ongoing research and development work.”

Mr. Rayat has been in the brokerage and venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provided financial consulting services to a wide range of emerging growth corporations. Between April 2001 through January 2002, Mr. Rayat acted as an independent consultant advising small corporations and since January 2002, he has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat has served, and continues to serve, as a director, executive officer and majority shareholder of a number of publicly traded and privately held corporations. Because Mr. Rayat will continue to engage in other activities, he will not be devoting his full-time and efforts to our business affairs.

PhytoMedical’s Collaborating Scientists

Mr. Rayat concludes by saying, “As we progress into the next phase of our corporate growth and development, I believe it’s important to acknowledge and recognize the scientific brilliance, dedication and monumental effort being expended by our collaborating scientists, who, in my opinion, are the very essence of our business.”

Dr. Richard A. Anderson

Dr. Richard A. Anderson, a widely-published chromium and insulin expert, has been a scientist with the U.S. Department of Agriculture since 1976, first in the Vitamin and Mineral Nutrition Laboratory and then in the Nutrient Requirements and Functions Laboratory.

Dr. Anderson obtained his BA from Concordia College, Minnesota, followed by his graduate work at both North Dakota State University, Fargo and Iowa State University, Ames, where he received a Ph.D. in biochemistry. During his postdoctoral work at Harvard Medical School, Dr. Anderson studied the regulatory role of magnesium in E. coli alkaline phosphatase and developed methods to study individual metal binding sites of proteins.

Dr. Anderson’s expertise and research are in the following areas:

-  Liquid chromatography to identify compounds from cinnamon to improve the actions of insulin

-  Determine mechanisms of insulin potentiating factors found in herbs, spices and yeast using in vitro, cell culture and experimental animal studies

-  Chromium and aging

-  Alterations and micronutrients and mineral status in postmenopausal women with and without HRT

-  Polymeric polyphenols in cinnamon for inhibiting tumor growth

-  Chromium, cinnamon & tea as insulin potentiators & antioxidants

Dr. Heping Cao

Dr. Cao holds a PhD in Plant Biology from Pennsylvania State University, where he specialized in biochemical and physiological characterization of numerous plants. Founded one and half centuries ago, Pennsylvania State University is ranked as America’s top public university (2003-04) and boasts over $1.3 billion in endowment funds with more than $500 million in research expenditures.

During his tenure at Pennsylvania State University, Dr. Heping Cao published numerous research findings in leading scientific journals, including Journal of Plant Growth Regulation, Physiologia Plantarum, and Plant Physiology, the world’s oldest and most respected international plant science journal, established in 1926 and devoted to the physiology, biochemistry, cellular and molecular biology, genetics, biophysics, and environmental biology of plants.

Dr. Heping Cao is a widely-published scientist with several dozen peer-reviewed original research articles published in 15 different journals and 40 abstracts presented at numerous research conferences. Dr. Cao has been invited to review manuscripts by editors of several prominent journals, including: Archives of Biochemistry and Biophysics, Experimental Cell Research, Environmental Health Perspectives, and Chinese Science Bulletin.

Dr. Heping Cao’s notable areas of research experience include: protein/enzyme expression, purification, structure, function, enzymology, and proteomics; biochemical genetics and metabolic pathways, including carbohydrate, lipid and RNA metabolism; and signal transduction pathways with particular expertise in tristetraprolin and brassinosteroids.

Dr. Cao has tenured at numerous, distinguished institutions, including: the National Institutes of Health, National Institute of Environmental Health Sciences, Laboratories of Signal Transduction and Neurobiology (Research Triangle Park, NC); Iowa State University, Department of Biochemistry, Biophysics and Molecular Biology; Texas Tech University, Department of Chemistry and Biochemistry; Michigan State University, Department of Biochemistry and Molecular Biology; and Pennsylvania State University, Plant Biology Program.

Dr. Cao works at the U.S. Department of Agriculture’s Agricultural Research Service Nutrient Functions and Requirements Laboratory located in Beltsville, MD.

Dr. John Striffler

Dr. John Striffler holds a Bachelor of Arts degree in Biology (Chemistry) from California State University and an Associate in Arts degree in Zoology (Chemistry) from the College of San Mateo (San Mateo, California). Dr. Striffler earned a PhD in Physiology (Metabolism) from the University of California, Davis (UC), established in 1869 and reputed among America’s foremost universities with more than 50 UC researchers awarded the National Medal of Science, the highest honor awarded to a scientist.

Throughout a career spanning forty years of scientific research, discovery, teaching, and lecturing, Dr. John Striffler has tenured at numerous, distinguished research and academic institutions, including: University of California, Department of Physiology; California State University, Department of Biology; University of Cincinnati College of Medicine, Department of Anatomy and Cell Biology; Wright State University School of Medicine; University of Virginia, Department of Internal Medicine; and University of Maryland, Department of Physiology, and others.

Dr. Striffler’s scientific investigations and findings on pancreatic perfusion, insulin clearance, insulin resistance, glucagon and glycogen, chromium and insulin, and numerous other facets of diabetes-related research have been published in leading peer-reviewed scientific journals, including: Digestive Disease and Sciences; Journal of Trace Elements In Experimental Medicine; American Journal of Anatomy; American Journal of Physiology; and Obesity Research, among others.

Dr. Striffler works at the U.S. Department of Agriculture’s Agricultural Research Service Nutrient Functions and Requirements Laboratory located in Beltsville, MD.

ABOUT PHYTOMEDICAL TECHNOLOGIES, INC.

PhytoMedical Technologies, Inc. (Symbol: PYTO), together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company focused on the identification, acquisition, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

An estimated 300 new drugs of world-wide importance, worth over $150 billion, still remain to be discovered amongst the 250,000 species of higher plants found on earth, of which less than 15% have been investigated for bioactive compounds. Presently, twenty of the best selling drugs come from natural sources and 25% of all prescription drugs contain active compounds originally derived from or patterned after compounds derived from plants.

BDC-03 Successful in Increasing Lean Muscle Mass and Reducing Body Fat Percentage

Named BDC-03, PhytoMedical’s first plant derived compound has pharmacologically active elements that have been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals.

For obese or overweight individuals, BDC-03’s potential capacity to decrease the deposition of fat and lower cholesterol would be a vitally important therapeutic outcome. However, its prospective ability to induce overall weight gain in the form of lean muscle mass may well be the difference between life and death for individuals suffering from cachexia.

Cachexia, which is characterized by dramatic weight loss, not only of fatty tissue, but also muscle tissue and bone, is among the most devastating and life-threatening aspects of AIDS and cancer. Once the body loses 30% of its lean muscle mass, major organs are affected, resulting in death.

Sadly, cachexia afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients. In fact, half of all cancer related deaths are a result of cachexia, not the cancer itself.

Polyphenolic Compounds Increase Sugar Metabolism by a Factor of 20

Diabetes, which results from the body’s inability to produce enough insulin or use it efficiently, affects 18.2 million people in the United States, or 6.3% of the population (American Diabetes Association). The Centers for Disease Control and Prevention expects this number to rise to over 30 million by 2030. As the leading cause of end-stage renal disease, blindness and lower limb amputations, diabetes now costs the health care system over $132 billion each year.

While the causes of diabetes are not entirely clear, it is known that diet plays a key role in the prevention and cure of diabetes.  In fact, research studies have shown that aqueous extracts of the most commonly consumed spice, cinnamon, improves the action of insulin and helps to control risk factors associated with diabetes including, glucose, insulin, cholesterol, triglycerides and related variables.

One study published in Diabetes Care, a journal of the American Diabetes Association, showed that as little as one gram a day of cinnamon – one-fourth of a teaspoon twice a day – can lower blood sugar by an average of 18 to 29 percent, triglycerides (fatty acids in the blood) by 23 to 30 percent, LDL (or “bad”) cholesterol by 7 to 27 percent and total cholesterol by 12 to 26 percent. Changes in HDL (“good”) cholesterol were not significant. Amazingly, the study found that the beneficial effects of cinnamon lasted for at least 20 days after people stopped taking it.

Through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components found in cinnamon and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

At present, the Company does not currently have commercial products intended to diagnose, treat, cure or prevent any disease. The statements contained in this press release regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration.

For additional information, please visit www.PhytoMedical.com

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that PhytoMedical will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:

PhytoMedical Technologies, Inc.

Ms. Karley L. Smith, Shareholder Communications

Phone: (800) 611-3388

Web Site: www.PhytoMedical.com